SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

(Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934)

Date of Report (Date of earliest event reported): April 27, 2010

SENETEK PLC

(Exact Name of Registrant as Specified in Charter)

England	0-14691	77-0039728
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

831 Latour Court, Suite A Napa, California	94458
(Address of Principal Executive Offices)	(Zip Code)

(707) 226-3900

(Registrant’s telephone number, including area code)

(Former Name or Former address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events

On April 7, 2010, Senetek consummated the purchase for $5.0 million from a partnership that is majority owned by Platinum Partners Value Arbitrage Fund of an interest in $7.0 million of amounts owed to the fund pursuant to outstanding notes and contractual rights of Firstgold Corporation, a debtor-in-possession under Chapter 11 of the U.S. Bankruptcy Code (United States Bankruptcy Court, District of Nevada - Case #10-50215).

On April 27, 2010 the Company issued a press release announcing an update in this matter. The full text of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits

(d)	Exhibits

Number	Exhibit

99.1	April 27, 2010 Senetek Provides Update on Firstgold Bankruptcy and Secured Assets Press Release

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: April 27, 2010	SENETEK PLC
(Registrant)

	By:	/s/ JOHN P. RYAN
John P. Ryan
Chief Executive Officer

EXHIBIT INDEX

Number	Exhibit

99.1	April 27, 2010 Senetek Provides Update on Firstgold Bankruptcy and Secured Assets Press Release